UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 5, 2007
VITRIA TECHNOLOGY, INC.
(Exact name of registrant as specified in charter)

Delaware	000-27207	77-0386311
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
945 Stewart Drive
Sunnyvale, CA 94085
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 212-2700
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
          ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
          ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
          ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
          ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On March 5, 2007, Vitria Technology, Inc. announced that at a Special Meeting of our stockholders held on March 5, 2007, our stockholders voted to adopt the Agreement and Plan of Merger, dated as of September 20, 2006, among Innovation Technology Group, Inc., ITG Acquisition, Inc., a wholly-owned subsidiary of Innovation Technology Group, Inc., and Vitria Technology, Inc. A copy of the press release is filed herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1	Press Release, dated March 5, 2007, entitled “Vitria Stockholders Approve Merger”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITRIA TECHNOLOGY, INC.
Dated: March 5, 2007	By:	/s/ Michael D. Perry
Michael D. Perry
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release, dated March 5, 2007, entitled “Vitria Stockholders Approve Merger”